Sale of Honesty	12 Months Ended
Dec. 31, 2011
Sale of Honesty

Note 21 – Sale of Honesty

Honesty Group and its subsidiaries represented the Company’s core manufacturing facility along with land, buildings and product equipment. On November 15, 2011, the Company entered into an agreement to sell its 100% ownership interest in Honesty Group to Apex Flourish Group Limited (“Apex”) for $76 million in total consideration. Prior to the transaction, Honesty Group transferred contracts and assets essential to the Company’s product research and development, branding and distribution to SGOCO International, a wholly-owned subsidiary of the Company established in July 2011, and its PRC operating subsidiary, SGOCO (Fujian). Through these transactions, the Company aims to transition SGOCO from a heavy-asset business model to a “light-asset” business model with greater flexibility and scalability.

Following the Sale of Honesty Group, the Company has outsourced its manufacturing operations to Honesty Group and the decision to outsource will not eliminate the related operations and cash flows from the ongoing operations of the Company. The Company ceased consolidating the financial statements of Honesty Group. Honesty Group is now a supplier to the Company and the Company does not have any significant benefits or liability from the operating results of Honesty Group except the normal risk with any major vendor. Management has performed an analysis and concluded Honesty is not a VIE as of the reporting date.

Pursuant to the Sale and Purchase Agreement, Apex assumed the Company’s obligations to pay up the remaining capital of $8.75 million in Guanwei and to pay the remaining balance of approximately $14 million of the commitment to the Fujian Jinjiang government to invest in the Guanke Technology Park. There can be no assurances that Chinese governmental authorities will not assert an obligation of SGOCO to pay the unpaid capital into Guanwei or the remaining investment in Guanke Technology Park, if Apex fails to do so.

Pursuant to the Sale and Purchase Agreement, the $76 million in total consideration was to be paid in installments over a period of five months. As of May 31, 2012, we have received the full amount of the consideration, of which:

-	cash of $1,213,000 was received before December 31, 2011;
-	cash of $18,733,669 was received after December 31, 2011;
-	offset against purchase deposits paid to Honesty Group of $1,771,815 and payables to Honesty Group of $10,156,024 at the time of disposal;
-	goods received before December 31, 2011 of $8,925,001; and
-	goods received after December 31, 2011 of $38,744,121.

The accounting gain from the disposal of Honesty Group was $126,860 based on the disposal date of November 30, 2011 when management deemed SGOCO lost operating control over Honesty Group and its subsidiaries.

Following the Sale of Honesty Group, Honesty Group remained a major manufacturer of the Company’s products. The following is a summary of transactions and balances with Honesty Group and its subsidiaries after the Sale of Honesty Group:

Purchases	$25,079,563
Rental of office premises	4,644
Accounts payable as of December 31, 2011	$2,710,049